On or about December 17, 2024, the Multi-Manager High Yield Opportunity Fund (the "Fund") was added as a defendant in a civil action pending in the Supreme Court of the State of New York, County of New York, Commercial Division (the "Court"), captioned CPPIB Credit Investments II Inc., et al. v. Lions Gate Entertainment Corporation, et al., Index No. 654398/2024 (the "Action"). The Action arises from certain notes (the "Original Notes") issued by Lions Gate Capital Holdings, LLC
("Lions Gate Holdings") of which the Fund was a holder. In May 2024, a group of holders of the Original Notes (the "Participating Holders"), including the Fund, entered into a transaction (the "Exchange Transaction") pursuant to which the Participating Holders consented to certain amendments to the indenture for the Original Notes and exchanged their Original Notes for new notes issued by Lions Gate Holdings (the "New Notes"). In the
Action, Plaintiff Thebes Offshore Master Fund, LP ("Thebes"), a holder of the Original Notes who was not invited to participate in the Exchange Transaction and did not receive the New Notes, challenges the enforceability of the Exchange Transaction and asserts, among other claims, claims against the Participating Noteholders seeking declaratory judgment and injunctive relief, or alternatively, monetary damages. A group of Participating Noteholders, including the Fund, have moved to dismiss
Thebes's claims on several grounds. The Participating Noteholders' motions to dismiss are fully briefed, and oral argument on the motions was scheduled for May 15, 2025, but was adjourned following restructuring actions by Lions Gate Holdings. On May 23, 2025, the Plaintiffs filed an amended complaint. The Court has set a briefing schedule for revised motions to dismiss, but has not set a date for oral arguments at this time. At this stage of the proceedings, it is not possible to predict the outcome of the Action.
The Fund intends to vigorously defend against Thebes's claims.